                                 United States
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) April 6, 2000





                        MATTHEWS STUDIO EQUIPMENT GROUP
                      -------------------------------------
              (Exact name of registrant as specified in its charter)


                                  California
                ----------------------------------------------
                (State or other jurisdiction of incorporation)

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

                     0-18102                                 95-1447751
         -----------------------------------------------------------------------------
         (Commission file number)              (I.R.S. Employer Identification Number)


               3111 North Kenwood Street, Burbank, CA                   91505
            -----------------------------------------------------------------
              (Address of principal executive office)              (Zip Code)


                                    (818) 525-5200
                 ----------------------------------------------------
                 (Registrant's telephone number, including area code)



                                          N/A
    ----------------------------------------------------------------------------------
    (Former name, former address and former fiscal year, if changed since last report)
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Item 3.    Bankruptcy or Receivership.
           --------------------------

On April 6, 2000, Matthews Studio Equipment Group ("Matthews") and its
                                                    --------
subsidiaries filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code. The filing was made in the U.S. Bankruptcy Court in the San Fernando Valley division of the Central District of California. The case number assigned to Matthews is SV 00-13471 KL.

Matthews remains in possession of its assets and properties, and its business and affairs will continue to be managed by Matthews' directors and officers, subject in each case to the supervision of the Bankruptcy Court.

A copy of Matthews' press release regarding its Chapter 11 filing is attached as an exhibit.


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(2)(c) Exhibits


                       EXHIBIT INDEX

Exhibit                Document Description
-------                --------------------

99.9 Press Release Regarding the Chapter 11 Filing by Matthews Studio Equipment Group and Its Subsidiaries.








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                                  SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MATTHEWS STUDIO EQUIPMENT GROUP
                                              (Registrant)




Date:  April 19, 2000                By: /s/ Carlos D. DeMattos
                                        --------------------------------------
                                             Carlos D. DeMattos
                                             Chairman and Chief Executive
                                             Officer



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